Supplement dated January 21, 2022,
to the Summary Prospectus
dated September 1, 2021 for:

MassMutual EnvisionSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR SUMMARY PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

This supplement amends certain information in the above-referenced summary prospectus (“Summary Prospectus”):

•	The chart in the Purchasing a Contract section of the Summary Prospectus is deleted and replaced with the following to correct a scrivener’s error:

	Non-Qualified Contracts (policies purchased using after-tax dollars)	Qualified Contracts (policies purchased using pre-tax dollars)
Minimum Initial Premium	$10,000	$5,000
Minimum Subsequent Premiums	$500	$500
Maximum Total Premiums	$1,500,000	$1,500,000

•	The following fund changes occurred effective November 1, 2021:
o	American Century Investment Management, Inc. replaced T. Rowe Price Associates, Inc. as the investment sub-adviser to the MML Small Company Value Fund. All references in the Summary Prospectus to T. Rowe Price Associates, Inc. as the investment adviser to the Fund are replaced with American Century Investment Management, Inc.
o	Massachusetts Financial Services Company was added as an investment sub-adviser to the MML International Equity Fund. All references in the Summary Prospectus to the investment sub-adviser to the MML International Equity Fund shall include Massachusetts Financial Services Company.
o	The current expenses for the MML Small Company Value Fund and MML International Equity Fund were reduced by fee waivers.
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•	The following replaces the information for the MML Small Company Value Fund and the MML International Equity Fund in Appendix A of the Summary Prospectus effective November 1, 2021:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid-Cap Value	MML Small Company Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.16%(5)	8.92%	11.77%	9.38%
International/Global	MML International Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Advisers: Harris Associates L.P. and Massachusetts Financial Services Company	1.22%(5)	5.07%	6.88%	―

(5)	These Funds, and their investment advisers, have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. These contractual arrangements are designed to reduce the funds’ total current expenses for Contract Owners and will continue past the current year.

If you have questions about this supplement or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call the MassMutual Customer Service Center at 1-800-272-2216. Our Service Center is open Monday through Friday between 8 a.m. and 8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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